UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          November 20, 2006

Maidenform Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32568	06-1724014

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

154 Avenue E
Bayonne, NJ 07002

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (201) 436-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 20, 2006, the Company issued a press release announcing a secondary offering of its common stock. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release entitled “Maidenform Brands, Inc. Announces Secondary Offering of Common Stock” issued by Maidenform Brands, Inc. on November 20, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date: November 20, 2006	By:	/s/Steven N. Masket
		Name:	Steven N. Masket
		Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit

99.1	Press Release entitled “Maidenform Brands, Inc. Announces Secondary Offering of Common Stock” issued by Maidenform Brands, Inc. on November 20, 2006.

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